EXHIBIT 10.52

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of [—], 2009, by and among ArthroCare Corporation, a Delaware corporation (the “Company”), and OEP AC Holdings, LLC, a Delaware limited liability company (the “Purchaser”).

WHEREAS, the Purchaser has, pursuant to that certain Securities Purchase Agreement, dated as of August 14, 2009, between the Company and the Purchaser (the “Purchase Agreement”), agreed to purchase shares of the Company’s Series A Convertible Preferred Stock, par value $0.001 per share (the “Preferred Stock”);

WHEREAS, the shares of Preferred Stock are convertible into shares of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”); and

WHEREAS, it is a condition to the closing (the “Closing”) of the transactions contemplated by the Purchase Agreement that the Company and the Purchaser enter into this Agreement at or prior to the Closing in order to grant the Purchaser certain registration rights as set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the respective meanings set forth in this Section 1:

“Affiliate” of any Person shall mean any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For purposes of this definition, “control” when used with respect to any Person, has the meaning specified in Rule 12b-2 under the Exchange Act; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“automatic shelf registration statement” means an “automatic shelf registration statement” as defined under Rule 405.

“Business Day” means a day that is a Monday, Tuesday, Wednesday, Thursday or Friday and is not a day on which banking institutions in New York, New York generally are authorized or obligated by law, regulation or executive order to close.

“Commission” means the Securities and Exchange Commission or any other federal agency then administering the Securities Act or Exchange Act.

“Effective Date” means the time and date that the initial Registration Statements filed pursuant to either Section 2(a) or Section 2(b) hereof are first declared effective by the Commission or otherwise become effective.

“Effectiveness Date” means:

(a) with respect to the initial Registration Statement required to be filed pursuant to Section 2(a) hereof, upon the expiration of the Lock-Up Period;

(b) with respect to the initial Registration Statement required to be filed pursuant to Section 2(b) hereof, the 60th day following the filing of such initial Registration Statement; and

(c) with respect to any additional Registration Statements that may be required pursuant to Section 2(b) hereof, (i) if the Company is a WKSI, the date such additional Registration Statement is filed or (ii) if the Company is not a WKSI, the earlier of: (x) the 90th day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required under such Section and (y) the fifth Trading Day following the date on which the Company is notified by the Commission that such additional Registration Statement will not be reviewed or is no longer subject to further review and comments.

“Effectiveness Period” means:

(a) with respect to the initial Registration Statement required to be filed pursuant to Section 2(a) hereof, the period of time beginning on the Effective Date of such Registration Statement and continuing to the later of (i) the Effective Date of the Shelf or (ii) the date and time at which all Registrable Securities are sold or are Freely Tradable; and

(b) with respect to any Registration Statements required to be filed pursuant to Section 2(b) hereof, the period of time beginning on the Effective Date of such Registration Statement and continuing until the date and time at which all Registrable Securities are sold or are Freely Tradable.

“Electing Holders” means the Purchaser (if the Purchaser holds Registrable Securities) and any other Holder or Holders (as applicable) which together hold no less than a majority of the then outstanding Registrable Securities.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Filing Date” means:

(a) with respect to the initial Registration Statement required to be filed pursuant to Section 2(a) hereof, the 60th day prior to the expiration of the Lock-Up Period;

(b) with respect to the initial Registration Statement required to be filed pursuant to Section 2(b) hereof, the 30th day following the date on which the Company becomes eligible to file such Registration Statement; and

(c) with respect to any additional Registration Statements that may be required pursuant to Section 2(b) hereof, the 30th day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required under such Section.

“Freely Tradable” means, with respect to any security, a security (a) that is eligible to be sold by the Holder thereof without any volume or manner of sale restrictions under the Securities Act pursuant to Rule 144, (b) which bears no legends restricting the transfer thereof and (c) bears an unrestricted CUSIP number (if held in global form).

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 5(c) hereof.

“Indemnifying Party” shall have the meaning set forth in Section 5(c) hereof.

“Lock-Up Period” means the period of time beginning on the date hereof through the date which is 365 days thereafter.

“Losses” shall have the meaning set forth in Section 5(a) hereof.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or known to the Company to be threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means (i) the Common Stock issuable or issued upon conversion of the Preferred Stock and (ii) any securities issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend, stock split, recapitalization or other distribution with respect to, or in exchange for, or in replacement of, the securities referenced in clause (i) above or this clause (ii); provided, however, that the term “Registrable Securities” shall exclude in all cases any securities (i) sold or exchanged by a Person pursuant to an effective registration statement under the Securities Act or in compliance with Rule 144 or (ii) that are Freely Tradable (it being understood that, for purposes of determining eligibility for resale under clause (ii) of this proviso, no securities held by the Purchaser shall be considered Freely Tradable to the extent the Purchaser reasonably determines that it is an “affiliate” (as defined under Rule 144) of the Company).

“Registration Default” shall have the meaning set forth in Section 2(d) hereof.

“Registration Default Date” shall have the meaning set forth in Section 2(d) hereof.

“Registration Default Period” shall have the meaning set forth in Section 2(d) hereof.

“Registration Statement” means an initial registration statement which is required to register the resale of the Registrable Securities, and including the Prospectus, amendments and supplements to each such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 405” means Rule 405 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 433” means Rule 433 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended.

“Shelf” shall have the meaning set forth in Section 2(b) hereof.

“Suspension Period” shall have the meaning set forth in Section 2(c) hereof.

“Trading Day” means any Business Day on which the Common Stock is traded, or able to be traded, on the principal national securities exchange or over-the-counter securities market on which the Common Stock is listed or admitted to trading.

“Trading Market” means the principal national securities exchange or over-the-counter securities market on which the Common Stock is listed or admitted to trading.

“WKSI” means a “well-known seasoned issuer” as defined under Rule 405.

2. Registration.

(a) The Company shall use its best efforts to become current in its reporting requirements pursuant to the Exchange Act. Upon becoming current on its Exchange Act reporting requirements and in no event later than the Filing Date, the Company shall file with the Commission a Registration Statement covering the resale of all Registrable Securities. The Registration Statement (i) shall be on Form S-1 and (ii) shall contain (except if otherwise requested by the Electing Holders or required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Plan of Distribution” in substantially the form attached hereto as Annex A. The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective or otherwise to become effective under the Securities Act as soon as possible but, in any event, no later than the Effectiveness Date, and shall update the Registration Statement pursuant to Section 3(a)(iii) hereof during the Effectiveness Period applicable to this Section 2(a).

(b) Within 30 days after the Company becomes eligible to file a Registration Statement on Form S-3, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 (the “Shelf”). The Registration Statement (i) shall be on Form S-3 and, if the Company is a WKSI as of the Filing Date, shall be an automatic shelf registration statement and (ii) shall contain (except if otherwise requested by the Electing Holders or required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Plan of Distribution” in substantially the form attached hereto as Annex A. The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective or otherwise to become effective under the Securities Act as soon as possible but, in any event, no later than the Effectiveness Date, and shall use its commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act during the Effectiveness Period applicable to this Section 2(b). In addition, the Company shall, promptly and from time to time, file such additional Registration Statements to cover resales of any Registrable Securities which are not registered for resale pursuant to a pre-existing Registration Statement no later than the Filing Date with respect thereto, and shall use its commercially reasonable efforts to cause such Registration Statement to be declared effective or otherwise to become effective under the Securities Act as soon as practicable after the applicable Filing Date but, in any event, no later than the applicable Effectiveness Date, and shall use its commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act at all times during the Effectiveness Period applicable to this Section 2(b).

(c) Notwithstanding anything to the contrary in Section 2(a) or Section 2(b) hereof, upon notice to the Holders, the Company may suspend the use or the effectiveness of the Registration Statement, or extend the time period in which it is required to file the Registration Statement, for up to 75 days in the aggregate in any 12-month period (a “Suspension Period”) if the Board of Directors of the Company determines, in its reasonable and good faith opinion, that the occurrence or existence of any pending material corporate development makes such suspension appropriate because it would be materially detrimental to the Company for the registration to proceed at such time. In the event the Company exercises its rights under the preceding sentence, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to such Registration Statement in connection with any sale or offer to sell Registrable Securities. The Company shall (i) use its commercially reasonable efforts to ensure that the use of such Registration Statement may be resumed as soon as such suspension is no longer appropriate and (ii) promptly notify the Holders when the Registration Statement may once again be used or is effective. The Company shall not be permitted to deliver a notice of suspension, nor exercise its rights of suspension under this Section, more than twice during any 12-month period.

(d) If: (i) any Registration Statement is not filed on or prior to its Filing Date (it being understood that if the Company files a Registration Statement without affording the Holders the opportunity to review and comment on the same as required by Section 3(a)(i) hereof, the Company shall not be deemed to have satisfied this clause (i)), (ii) a Registration Statement is not declared effective by the Commission or does not otherwise become effective on or prior to its required Effectiveness Date, (iii) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated by the Commission under the Securities Act within five Trading Days of the date on which the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be reviewed or is not subject to further review, or (iv) after its Effective Date, such Registration Statement ceases for any reason to be effective and available to the Holders as to all Registrable Securities to which it is required to cover at any time prior to the expiration of the Effectiveness Period (in each case, except as specifically permitted herein with respect to any applicable Suspension Period) (any such failure or breach being referred to as a “Registration Default,” and for purposes of clauses (i) or (ii) the date on which such Registration Default occurs, and for purposes of clause (iii) the date on which such five Trading Day period is exceeded and for purposes of clause (iv) the date on which the Registration Statement ceases to be effective and available, being referred to as the “Registration Default Date” and each period from and including the Registration Default Date during which a Registration Default has occurred and is continuing, a “Registration Default Period”), then, during the Registration Default Period, as liquidated damages and not as penalty and as the exclusive remedy as to damages, in addition to any other equitable rights available to the Holders (including, without limitation, pursuant to Section 7(a) hereof), the Company shall pay in cash a special payment (collectively, “Special Payments”) to Holders (x) in respect of each share of Preferred Stock that is convertible into a Registrable Security, in an amount equal to 2.00% per annum of the accrued liquidation preference of such share of Preferred Stock and each additional share of Preferred Stock that would have otherwise been paid to the holder of such Preferred Stock from and including the immediately preceding dividend payment date to September 30, 2014, and (y) in respect of each share of Common Stock issued upon conversion of Preferred Stock that is a Registrable Security, in an amount equal to 2.00% per annum of the quotient of (i) the accrued liquidation preference of the share of Preferred Stock at the time of its conversion, divided by (ii) the number of shares of Common Stock issued upon conversion of such share of Preferred Stock. Special Payments shall accrue from the applicable Registration Default Date until all Registration Defaults have been cured, and shall be payable quarterly in arrears on each January 1, April 1, July 1 and October 1 following the applicable Registration Default Date to the record holder of the applicable security on the date that is 15 days prior to such payment date, until paid in full. Special Payments payable in respect of any Registration Default Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months. Special Payments shall be payable only with respect to a single Registration Default at any given time, notwithstanding the fact that multiple Registration Defaults may have occurred and be continuing.

(e) The registration rights granted under this Section 2 shall automatically terminate as of the date and time at which all Registrable Securities are Freely Tradable.

(f) Piggy-Back Registrations. If at any time during the Effectiveness Period the Company shall determine to prepare and file with the Commission a Registration Statement relating to an offering of any of its equity securities for its own account or the account of others under the Securities Act, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder not then eligible to sell all of their Registrable Securities under Rule 144 in a three-month period, written notice of such determination and if, within 20 days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such Registration Statement all or any part of such Registrable Securities such Holder requests to be registered. Notwithstanding the foregoing, in the event that, in connection with any underwritten public offering, the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)’ judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which such Holder has requested inclusion hereunder as the underwriter shall permit; provided, however, that (i) the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not contractually entitled to inclusion of such securities in such Registration Statement or are not contractually entitled to pro rata inclusion with the Registrable Securities and (ii) after giving effect to the immediately preceding proviso, any such exclusion of Registrable Securities shall be made pro rata among the Holders seeking to include Registrable Securities and the holders of other securities having the contractual right to inclusion of their securities in such Registration Statement by reason of demand registration rights, in proportion to the number of Registrable Securities or other securities, as applicable, sought to be included by each such Holder or such other holder. If an offering in connection with which a Holder is entitled to registration under this Section 2 is an underwritten offering, then each Holder whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering and shall enter into an underwriting agreement in a customary form and substance reasonably satisfactory to the Company and the underwriter or underwriters. Upon the effectiveness of the Registration Statement for which piggy-back registration has been provided in this Section 2, any Special Payments payable to a Holder whose Common Shares are included in such Registration Statement shall terminate and no longer be payable after such date (it being understood that any unpaid Special Payments accrued prior to such date shall remain due and payable in accordance with Section 2(d) hereof).

3. Registration Procedures.

(a) In connection with the Company’s registration obligations hereunder, the Company shall:

(i) Not less than five Trading Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall furnish to the Holders copies of all such documents proposed to be filed, which documents (other than those incorporated by reference) will be subject to the review of such Holders. Except as required by law, the Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Electing Holders shall reasonably object in good faith.

(ii) Use commercially reasonable efforts to (i) prepare and file with the Commission such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; and (iii) respond as promptly as reasonably possible, and in any event within ten Trading Days, to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to the Holders as Selling Stockholders but not any comments that would result in the disclosure to the Holders of material and non-public information concerning the Company.

(iii) Following the expiration of the Lock-Up Period and upon request by the Electing Holders, the Company shall update as promptly as reasonably possible the Registration Statement required pursuant to Section 2(a) hereof until the Shelf is declared effective; provided that the Company shall not be required to so update such Registration Statement more than two times per any 365-day period.

(iv) Comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to each Registration Statement and the disposition of all Registrable Securities covered by each Registration Statement.

(v) Notify the Holders as promptly as reasonably possible (and, in the case of clause (i)(A) below, not less than five Trading Days prior to such filing) and (if requested by any such Holder) confirm such notice in writing no later than one Trading Day following the day: (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (in which case the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders that pertain to the Holders as a Selling Stockholder or to the Plan of Distribution, but not information which the Company reasonably believes would constitute material and non-public information covering the Company); and (C) with respect to each Registration Statement or any post-effective amendment, when the same has been declared effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information that pertains to the Holders as Selling Stockholders or the Plan of Distribution; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(vi) Use its commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(vii) Furnish to each Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Holder (including those incorporated by reference) promptly after the filing of such documents with the Commission; provided, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the EDGAR system.

(viii) Promptly deliver to each Holder, without charge, as many copies of each Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Holder may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(ix) Prior to any public offering of Registrable Securities, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of those jurisdictions within the United States as any Holder reasonably requests in writing and to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statements; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

(x) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request. In connection therewith, if required by the Company’s transfer agent, the Company shall, promptly after the effectiveness of a Registration Statement, cause an opinion of counsel as to the effectiveness of the Registration Statement to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without legend upon sale by the holder of such shares of Registrable Securities under the Registration Statement.

(xi) Upon the occurrence of any event contemplated by clause (v) of Section 3(a)(v) hereof, as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, if required by applicable law, to the affected Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(xii) In the event the Holders seek to complete an underwritten offering, for a reasonable period prior to the filing of any Registration Statement, and throughout the Effectiveness Period, make available upon reasonable notice at the Company’s principal place of business or such other reasonable place for inspection by the Holders (and the managing underwriter or underwriters selected in accordance with Section 3(c) hereof), such financial and other information and books and records of the

Company, and cause the officers, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary (and in the case of counsel, not violate any attorney-client privilege, in such counsel’s reasonable belief), in the judgment of legal counsel to the Holders (and legal counsel for such managing underwriter or underwriters), to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering on behalf of the Holders (and any managing underwriter or underwriters) shall be conducted by legal counsel to the Holders (and legal counsel to such managing underwriter or underwriters); and provided, further that each such party shall be required to maintain in confidence and not to disclose to any other Person any information or records reasonably designated by the Company as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in the Registration Statement or in any other manner other than through the release of such information by any Person afforded access to such information pursuant hereto), or (B) such Person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such Person shall have given the Company prompt prior written notice of such requirement).

(xiii) Use its best efforts to list such Registrable Securities on any national securities exchange on which the Common Stock is then listed, if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange.

(b) In connection with the filing of any Registration Statement, the Company may require each selling Holder to furnish to the Company a certified statement as to the securities of the Company (including shares of Common Stock and Preferred Stock) beneficially owned by such Holder and any Affiliate thereof; provided, however, the Purchaser shall not be required to furnish such statement in connection with the initial Registration Statement if the Purchaser own all of the outstanding Preferred Stock as of the initial Filing Date.

(c) The Holders may distribute the Registrable Securities by means of an underwritten offering; provided that (a) the Electing Holders provide written notice to the Company of their intention to distribute Registrable Securities by means of an underwritten offering, (b) the managing underwriter or underwriters thereof shall be designated by the Electing Holders (provided, however, that such designated managing underwriter or underwriters shall be reasonably acceptable to the Company), (c) each Holder participating in such underwritten offering agrees to sell such Holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled to select the managing underwriter or underwriters hereunder and (d) each Holder participating in such underwritten offering completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements. The Company hereby agrees with each Holder that, in connection with any underwritten offering in accordance with the terms hereof, it will negotiate in good faith and execute all indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, including using all commercially reasonable efforts to procure customary legal opinions and auditor “comfort” letters.

4. Registration Expenses. All fees and expenses incident to the Company’s performance of or compliance with its obligations under this Agreement (excluding any underwriting discounts and selling commissions, but including all legal fees and expenses of one legal counsel to the Holders) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Trading Market, and (B) in compliance with applicable state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the Holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

5. Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder and each underwriter, broker-dealer or selling agent, if any, which facilitates the disposition of Registrable Securities, the officers, directors, agents, partners, members, stockholders and employees of each of them, each Person who controls any such Holder, underwriter, broker-dealer or selling agent (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus (including, without limitation, any “issuer free writing prospectus” as defined in Rule 433) or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus (including, without limitation, any “issuer free writing prospectus” as defined in Rule 433) or supplement thereto, in light of the circumstances under which they were made) not misleading, except (and only) to the extent that such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Holder, underwriter, broker-dealer or selling agent furnished in writing to the Company by such Person expressly for use therein pursuant to Section 3(b) hereof.

The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

(b) Indemnification by Holders. Each Holder shall, notwithstanding any termination of this Agreement, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus (including, without limitation, any “issuer free writing prospectus” as defined in Rule 433), or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus (including, without limitation, any “issuer free writing prospectus” as defined in Rule 433) or supplement thereto, in light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with the defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the

Indemnifying Party); provided, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All fees and expenses of the Indemnified Party (including, without limitation, reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, promptly upon receipt of written notice thereof by the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder); provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder.

(d) Contribution. If a claim for indemnification under Section 5(a) or Section 5(b) hereof is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c) hereof, any reasonable attorneys’ fees or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section 5 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution or limitation of the indemnification provisions under the Purchase Agreement.

6. Facilitation of Sales Pursuant to Rule 144. On and after the expiration of the Lock-Up Period, to the extent it shall be required to do so under the Exchange Act, the Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144), and shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144. Upon the request of any Holder in connection with that holder’s sale pursuant to Rule 144, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

7. Miscellaneous.

(a) Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to seek specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement.

(c) Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(a)(v) hereof, such Holder shall forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(d) Amendments and Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the Electing Holders. The Company shall provide prior notice to all Holders of any proposed waiver or amendment. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

(e) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile or electronic mail as specified in this Section prior to 5:00 p.m. (New York time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile or electronic mail as specified in this Agreement later than 5:00 p.m. (New York time) on any date and earlier than 11:59 p.m. (New York time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	ArthroCare Corporation
7500 Rialto Boulevard Building Two Austin, TX 78735 Attention: Richard Rew, Senior VP and General Counsel Facsimile: (512) 391-3901 Email: richard.rew@arthrocare.com

With a copy to:	Latham & Watkins LLP
233 S. Wacker Drive Suite 5800 Chicago, IL 60606 Attention: Richard Meller Facsimile: (312) 993-9767 Email: richard.meller@lw.com

If to the Purchaser:

OEP AC Holdings, LLC

c/o One Equity Partners III, L.P.

320 Park Avenue, 18th Floor

New York, NY 10022

Attention: Gregory A. Belinfanti and Christian Ahrens

Facsimile: (212) 277-1533

Email: gregory.a.belinfanti@oneequity.com

            chris.ahrens@oneequity.com

With a copy to:	Dechert LLP
1095 Avenue of the Americas
New York, NY 10036
Attention: Derek M. Winokur
Facsimile: (212) 698-3599
Email: derek.winokur@dechert.com

If to any other Person who is then a registered Holder:	To the address of such Holder as it appears in the stock transfer books of the Company or such other address as may be designated in writing hereafter, in the same manner, by such Person.

(f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of the Electing Holders.

(g) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile or electronic mail transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such signature delivered by facsimile or electronic mail transmission were the original thereof.

(h) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(i) Submission to Jurisdiction. The Company and the Purchaser each irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the courts of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for the recognition or enforcement of any judgment in connection herewith, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(j) Waiver of Venue. The parties hereto each irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, (i) any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement in any court referred to in Section 7(i) hereof and (ii) the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(k) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(l) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(m) Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, and supersedes all other prior agreements and understandings, both written and oral, between the parties, with respect to the subject matter hereof.

(n) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

ARTHROCARE CORPORATION

By:
Name:	David Fitzgerald
Title:	Acting President and Chief Executive Officer

SIGNATURE PAGE TO ARTHROCARE CORPORATION

REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

OEP AC HOLDINGS, LLC

By:	/s/ Christian Ahrens
Name: Christian Ahrens
Title: Vice President and Treasurer

SIGNATURE PAGE TO ARTHROCARE CORPORATION

REGISTRATION RIGHTS AGREEMENT

ANNEX A

PLAN OF DISTRIBUTION

The Selling Stockholders and any of their pledgees, donees, transferees, assignees or other successors-in-interest may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of Common Stock or Preferred Stock (“Shares”) or interests in Shares on any stock exchange, market or trading facility on which the Shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices, except to the extent limited by Rule 415(a)(4) promulgated under the Securities Act. The Selling Stockholders may use one or more of the following methods when disposing of the Shares or interests therein:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the Shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	through collared hedging transactions, whether through an options exchange or otherwise;

•	broker-dealers may agree with the Selling Stockholders to sell a specified number of such Shares at a stipulated price per share;

•	a combination of any such methods of disposition; and

•	any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell Shares under Rule 144 promulgated under the Securities Act, if available, rather than under this prospectus.

Broker-dealers engaged by the Selling Stockholders may arrange for other broker-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of Shares, from the purchaser) in amounts to be negotiated. The Selling Stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

1

The Selling Stockholders may from time to time pledge or grant a security interest in some or all of the Shares owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell Shares from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of Selling Stockholders to include the pledgee, transferee or other successors in interest as Selling Stockholders under this prospectus.

Upon the Company being notified in writing by a Selling Stockholder that any material arrangement has been entered into with a broker-dealer for the sale of Shares through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such Selling Stockholder and of the participating broker-dealer(s), (ii) the number of Shares involved, (iii) the price at which such Shares were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction. In addition, upon the Company being notified in writing by a Selling Stockholder that a donee or pledge intends to sell more than 500 Shares, a supplement to this prospectus will be filed if then required in accordance with applicable securities law.

The Selling Stockholders also may transfer the Shares in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of Shares or interests in Shares, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the Common Stock in the course of hedging the positions they assume. The Selling Stockholders may also loan or pledge the Common Stock to broker-dealers that in turn may sell these securities. The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of Shares offered by this prospectus, which Shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The Selling Stockholders may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions, in each case in collared hedging transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by the Selling Stockholders or borrowed from the Selling Stockholders or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from the Selling Stockholders in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions will be an underwriter and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

2

The Company has advised the Selling Stockholders that they are required to comply with Regulation M promulgated under the Exchange Act during such time as they may be engaged in a distribution of the Shares. The foregoing may affect the marketability of the Shares.

The Company is required to pay all fees and expenses incident to the registration of the Shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act or otherwise.

The Company has agreed with the Selling Stockholders to keep the registration statement of which this prospectus constitutes a part effective until such time as all of the securities covered by this prospectus (i) have been disposed of pursuant to and in accordance with the registration statement or in compliance with Rule 144 promulgated under the Securities Act or (ii) are eligible to be sold by the holder thereof without any volume or manner of sale restrictions pursuant to Rule 144 promulgated under the Securities Act, bear no legend restricting the transfer thereof and bear an unrestricted CUSIP number (if held in global form).

3